Exhibit 32.1

           Broadcast International, Inc. & Subsidiaries
             Certification Of Chief Executive Officer
    Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To
          Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the quarterly report of Broadcast International, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof, Rodney M. Tiede, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 21, 2005

/s/ Rodney M. Tiede
_______________________
Rodney M. Tiede
Chief Executive Officer